2024 Investor Presentation Bringing Natural Resources to Life

Safe Harbor Statement and Disclosure ▪ This presentation includes forward-looking statements subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). ▪ Refer to NACCO’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation. Past performance may not be representative of future results. ▪ Information noted in the following slides was effective as of the date that this presentation was posted to the NACCO Industries website, April 9, 2025. Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of the Company’s most recent earnings release and conference call (March 6, 2025). ▪ This presentation is not an offer to sell or a solicitation of offers to buy any of NACCO Industries, Inc.’s securities. 2 www.nacco.com

NACCO Industries® brings natural resources to life by delivering aggregates, minerals, reliable fuels and environmental solutions through its robust portfolio of NACCO Natural Resources® businesses Company Overview

Charting Our Future Provides exclusive comprehensive mining services for electric generating utilities A leading provider of specialized mining services for producers of industrial minerals Manages a growing and increasingly diversified portfolio of oil and gas interests Developing energy and energy-related projects to address increasing demand for U.S. power generation sources Provides a range of ecological restoration services Strong, steady cash flows from the coal mining business and legacy natural gas interests have funded organic growth 4

Increased demand for coal and ReGen opportunities Diversified portfolio provides critical inputs for key industries…. 5 … should create business tailwinds NACCO 100% U.S. operations Onshoring Data Growth and Increasing Electrification Strong Regional Growth Where our businesses operate Electricity Generation Construction & Development Manufacturing Industrial Materials Chemicals …where current economic trends… INDUSTRIES SERVED

Our Fundamental Commitment 6 Over 110 years of growth and success are founded on a fundamental commitment to safety, people, community and the environment. Safety People Community Environment Employees fuel our success and are encouraged to pursue continued professional development and training. We pride ourselves on offering competitive compensation. Long-term community investments make an impact in the areas where we operate. In 2024, we made >$971,000 donations to support community organizations. Safety is our #1 priority, and we operate in a culture of safety excellence. We are ranked as an industry leader and have won multiple safety awards. Environmental Excellence is at our core. We are experts in environmental stewardship and compliance. We strive to leave the land better than we found it.

(1) 2023 results include a long-lived asset impairment charge of $65.9 million, or $50.7 million, after taxes of $15.2 million, using the 23% statutory tax rate. (2) Consolidated Adjusted EBITDA and Net (Debt) Cash are non-GAAP measures and should not be considered in isolation or as substitutes for GAAP measures. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 32. (3) Net (Debt) Cash calculated as cash of $72.8 million less total debt of $99.5 million and cash of $85.1 million less total debt of $36.0 million as of December 31, 2024 and 2023, respectively. NACCO Industries (NYSE: NC) – At a Glance 7 Year Ended December 31 2024 2023(1) As Reported As Reported Adjustments Adjusted Operating profit (loss) $35.7 ($70.1) $65.9 ($4.2) Income (loss) before income taxes $33.6 ($64.2) $65.9 $1.7 Net income (loss) $33.7 ($39.6) $50.7 $11.1 Consolidated Adjusted EBITDA(2) $59.4 $27.5 - $27.5 Net (Debt) Cash(2)(3) ($26.7) $49.1 - $49.1 Revolver Availability $99.1 $105.1 - $105.1 ▪ Priorities for Cash ➢ Invest in projects with high internal rates of return that leverage our competitive strengths to advance our growth and diversification strategy ➢ Invest in necessary capital expenditures ➢ Return cash to stockholders through dividends and, as appropriate, share repurchases ▪ Maintain a conservative leverage ratio In millions 7

Coal Mining Segment

▪ More than 110 years of experience ▪ Our mines deliver coal to adjacent electric generating utilities that are essential providers of base-load power ▪ Each mine is the exclusive supplier to its customer’s power plant, eliminating competitive risk ▪ Long-term contracts eliminate any exposure to spot coal market price volatility ▪ Mine-mouth operations provide cost advantages We provide comprehensive coal mining services under long-term contracts pursuant to a service-based business model 9 Power Plant Operation & Maintenance Electricity Sales Regulatory Matters Reclamation Bond Release Customer Operations Load & Haul Coal Handling Mining Land Acquisition Reserve Acquisition Permitting Mine Planning North American Coal

▪ Coteau, Falkirk and Coyote Creek operate under long-term management fee contracts ➢ Management fee earned per ton of coal delivered; fee adjusts based on broad economic indicators ➢ Customers pay all operating costs, including final mine reclamation and capital requirements ➢ Unique business model • Cost-plus contract structure tempers the impact of inflation Coal Mine Locations as of 12/31/24 10 Strong & Consistent Cash Flow Generation The Coteau Properties Company Coyote Creek Mining Company The Falkirk Mining Company Mississippi Lignite Mining Company* *Mississippi Lignite Mining Company business operations discussed on following page ▪ Focused on managing coal production costs ➢ Helps customers provide reliable and affordable energy ➢ Benefits customers and NACCO as fuel cost is a significant driver in power plant dispatch ➢ Increased power plant dispatch results in increased coal demand from our customers ➢ Our goals are aligned with customer objectives

▪ Exclusive coal provider to the Red Hills Power Plant, which supplies electricity to Tennessee Valley Authority (TVA) ➢ Current contract through Q1 2032 ▪ Contractually determined coal sales price adjusts based on changes in the level of established indices ➢ Formula designed to track coal production costs over time ▪ We are responsible for all operating costs, capital requirements and final mine reclamation ▪ Profitability is affected by three key factors: ➢ Customer demand for coal ➢ Changes in the indices that determine coal sales price ➢ Actual operating costs 11 Mississippi Lignite Mining Company (MLMC)

▪ Annuity-like earnings from Coteau, Falkirk and Coyote Creek provide steady income and cash flow over the long-term with minimal capital investment ▪ MLMC expected to contribute significant cash flow over remaining 7 years of contract ▪ Current economic trends and an improving regulatory environment for coal-fired power generation expected to benefit the coal mining industry ➢ Growth experienced in data-intensive industries is expected to accelerate demand for 24/7 base-load power generation that coal-fired power plants can provide* ➢ United States electricity consumption increased by 2% in 2024 and similar increases expected in 2025 & 2026* ➢ We continue to pursue activities which can strengthen the resiliency of our existing coal mining operations *U.S. Energy Information Administration Short-Term Energy Outlook 2025 12 Coal Mining Outlook

North American Mining Segment

14 Customer Operations ▪ Business developed out of our core competencies in coal mining ▪ Precision mining services are integrated into customer operations ▪ Expertise in operating specialized equipment ▪ Focused on operational excellence, scalability and driving profitable growth ▪ Long-term structure of contracts aligns our interests with those of our customers North American Mining A leading provider of broad range of specialized contract mining services for producers of industrial minerals

NAMining Locations as of 12/31/24 Sawtooth Mining: exclusive provider of comprehensive mining services for the Thacker Pass lithium project, which is owned by a Lithium Americas Corp.* and GM** joint venture ▪ Largest measured lithium reserve and resource in the world; will help U.S. ensure domestic supply of this critical mineral ▪ Construction commenced in 2023 and Phase 1 production targeted to start in late 2027 Sawtooth currently providing income-producing civil construction services for lithium processing plant erection site; preparing to construct lithium mine that will be adjacent to plant. ▪ Future income from contractually agreed-upon production fee and transportation of clay tailings 15 ▪ As of December 31, 2024: ➢ Projects in 7 states and growing ➢ Operate 31 draglines, majority serving Florida aggregates market ▪ Several new contracts to begin production in 2026 North American Mining Expansion Arizona: starting in 2026 *(TSX: LAC) (NYSE: LAC) ** General Motors Holdings LLC

North American Mining Growth Execution 16 ▪ Precision mining expertise allowed us to successfully secure new contracts and extend existing contracts ▪ Poised to benefit from additional revenue streams and economies of scale as new contracts begin delivering consistent income and cash flows in 2026 ▪ Actively pursuing other new business opportunities ▪ Executing on plan to become a substantial contributor to operating profit over time

Minerals Management Segment

42% 36% 22% Gas (including NGL) Oil Coal/Other 18 Location of Significant Reserves OH PA ND TX LA Gas ✓ ✓ ✓ ✓ Oil ✓ ✓ ✓ Coal ✓ ✓ ✓ Minerals Management’s Reserve Locations ▪ Current portfolio includes mineral and royalty interests in premier U.S. oil and gas producing regions and legacy coal reserves ▪ Total oil and gas mineral and royalty interests included 198,457 gross acres and 63,919 net royalty acres at December 31, 2024 $34.6M Minerals Management 2024 Revenue by Product Type 57%31% 7% 5% Appalachia Gulf Coast Permian Other 63,919 Acres Net Royalty Acres at December 31, 2024

19 Minerals Management Business Model ▪ Catapult Mineral Partners manages the growth activity of the Minerals Management Segment ➢ Has constructed a high-quality, diversified portfolio of U.S. oil and gas mineral and royalty interests, with a significant geographic footprint in some of the premier U.S. basins • Portfolio consists of mineral and royalty interests in various stages of development, ranging from producing wells to undeveloped acreage, which is expected to drive long-term earnings growth • As an owner of mineral and royalty interests: ❖ We receive a portion of revenues from production, typically net of post- production expenses and taxes ❖ We are not obligated to fund the cost of exploration, production, development and/or abandonment costs ➢ Also have an investment in a growing, private upstream production company that holds non-operated working interests in oil and natural gas assets

Appalachia Gulf Coast Permian Rockies Williston Totals 2024 Gross Acres 34,661 27,932 121,437 13,233 1,194 198,457 2024 Net Royalty Acres 36,199 20,105 4,568 659 2,388 63,919 2024 Production (BOE) 598,847 814,296 207,420 7,754 0 1,628,318 Oil and Gas Production Mix By Revenue(1) Undeveloped Gross/Net Well Count 212 / 13.3 144 / 4.6 1,776 / 4.7 85 / 0.2 - 2,217 / 22.8 Production Mix By BOE Volume(1) Undeveloped Rig Count(2) 16 32 216 4 - 268 Operator Count(3) 17 12 47 7 - 79 Top Operators Ascent Resources BPX Energy Vital Energy Peak Powder River Resources Undeveloped BPX Energy EAP Holdings Crescent Energy Surge Energy EOG Resources Ascent Resources Gulfport Energy Corp Aethon Energy Exxon Ovintiv Vital Energy Company Data as of 12/31/2024, unless otherwise noted (1) Based on 2024 production rates and realized prices (2) Rigs operating for company lessees within the basin, as of 12/27/2024 (3) Totals may not add because operators may be included in multiple basins Gas 81% 20 Gas 18% Oil 64% NGL 18% Gas 95% Oil 1% NGL 4% Gas 99% Oil 1% NGL 0% Gas 39% Oil 58% NGL 3% Gas 87% Oil 9% NGL 4% Gas 2% Oil 91% NGL 7% Gas 84% Oil 8% NGL 8% Gas 93% Oil 6% NGL 1% Gas 15% Oil 84% NGL 1% Gas 52% Oil 44% NGL 4% Catapult Oil and Gas Portfolio Overview

▪ Catapult Mineral Partners is successfully growing and diversifying ▪ Total capital deployed of ~$90 million since 2020 ➢ Acquisitions totaling ~$70 million in mineral and royalty interests augment our legacy assets ➢ Invested $18.5 million in a company that holds non- operated working interests in oil & natural gas assets in Kansas/Oklahoma portion of Hugoton basin ▪ Current portfolio provides a strong foundation of well-positioned assets that are expected to continue to deliver solid financial results, near-term cash flow yields and long-term growth 21 Minerals Management was a strong contributor to operating profit in 2024 Executing Growth

22 Acquisition Strategy ▪ Multi-basin, multi-operator expansion and diversification strategy expected to position us to deliver long-term value and generate increasing levels of operating profit and EBITDA, while mitigating risk ▪ Disciplined, data-driven acquisition evaluation process: ➢ Leverages public and proprietary data to develop production & future development forecasts ➢ Targets a mix of production, near-term development and undeveloped assets ➢ Provides a competitive advantage as undeveloped assets allow for upside potential over life of the reserve ▪ Targeting additional investments of up to $20 million annually ➢ Flexibility regarding cadence and type of investment based on available opportunities, including non-operated working interests

Mitigation Resources

Providing Essential Ecological Services ▪ Business established as natural extension of our legacy mining and award-winning environmental skill set ▪ Ecological restoration services provided: ➢ Develop stream and wetland mitigation solutions ➢ Comprehensive reclamation and restoration construction services for states, municipalities and third-party mining companies ➢ Ecological restoration services for abandoned surface mines ▪ Stream and wetland mitigation projects are long-term in nature ▪ Revenues from long-term projects balanced with income from shorter-term reclamation and restoration projects ▪ Capitalizes on our expertise coordinating with regulatory agencies, higher barriers of entry provide a distinct competitive advantage 24

25 Coverage Continues to Expand Priority Markets Headquarters 11 mitigation banks plus other reclamation and restoration projects as of December 31, 2024

Mitigation Resources: Focused on Growth 26 ▪ Focused on high-growth markets with substantial upside potential ➢ Expanded into Florida market in early 2024 with Pomona mitigation bank; credit sales expected to commence in 2027 ▪ Expanded scope of business to include reclamation of abandoned mine land formerly mined by others ➢ Selected by State of Texas to restore abandoned mine land within the state • Actively pursuing expansion into other states ▪ Growth and diversification trajectory expected to result in attractive return on capital employed as business matures ▪ Anticipated to generate first annual profit in 2025 with additional growth expected to contribute to future profits

ReGen Resources

28 Developing long-term energy & energy related projects ▪ Established in 2023 to address rapidly increasing demand for power generation sources in U.S. ▪ Projects, primarily on reclaimed mining properties, utilize multi-generation technologies, such as solar combined with gas-fired generation ▪ Existing reclaimed land resources, as well as the proximity of this land to existing infrastructure, provide a competitive advantage ▪ Current project portfolio totals over 2.0 gigawatts, mostly in early development stage, including solar, solar-gas and battery hybrid projects, as well as carbon capture projects ▪ Initial investments in project development expected to deliver attractive returns ➢ Intention to monetize projects before construction begins, though ReGen may maintain partial interest in select opportunities ➢ Consideration of land-lease arrangements that could generate long-term annuity revenue

Why Invest in NACCO? 29 Transformed from business tied almost exclusively to coal mining into a well- diversified portfolio of leading and growing U.S.-based natural resources companies ▪ We are at a pivotal point in our transformation. Strong businesses with long-term business models provide competitive advantages and significant opportunities for growth. ▪ Positioned to deliver improved operating profit and EBITDA after a decade of strategic investments. Expect increasing returns on invested capital, amplifying the strong earnings and cash flow capabilities of our legacy businesses. ➢ Existing long-term contracts and investments in each business provide clear visibility into future performance ➢ Multi-year projects deliver profits and cash flows throughout their life, without significant on-going capital investment • North American Coal expected to benefit from economic trends and improved regulatory environment • North American Mining poised to generate increasing profitability from new contracts • Minerals Management diversification is creating sustainable income streams • Mitigation Resources anticipated to generate first annual profit in 2025, with additional growth expected • ReGen Resources advancing projects that are expected to generate high returns ▪ Earnings expansion will allow us to return more capital to shareholders through dividends and, when appropriate, share repurchases.

Financial Results and Non-GAAP Reconciliation

(1) 2022 and 2023 include non-cash impairment charges of $3.9 million and $65.9 million, respectively. (2) 2022 includes a cash contract termination settlement $14.0 million as well as non-cash termination settlements of $16.9 million. (3) Consolidated Adjusted EBITDA and Segment Adjusted EBITDA are non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. Consolidated Adjusted EBITDA is net income (loss) before long-lived asset impairment charges, contract termination settlements and income taxes, plus net interest expense and depreciation, depletion and amortization expense. Segment Adjusted EBITDA is segment operating profit (loss) before long-lived asset impairment charges, contract termination settlements plus depreciation, depletion and amortization expense. See non-GAAP explanations and reconciliations to GAAP measures beginning on page 32. (4) Segment information is presented on a stand-alone basis, and as such, does not sum to the Consolidated information. Historical Operating Results 31 38.3 (71.3) 24.3 (80) (55) (30) (5) 20 45 2022 2023 2024 Operating Profit Adjusted EBITDA(3) (in millions) Coal Mining NAMining Minerals Management 2.2 3.3 5.8 0 10 20 2022 2023 2024 52.2 19.4 28.9 0 20 40 60 2022 2023 2024 (1)(2) (1) (1) (1) 70.0 (70.1) 35.7 (80) (60) (40) (20) 0 20 40 60 80 2022 2023 2024(1)(2) (1) Consolidated 41.4 7.1 33.8 0 25 50 2022 2023 2024 (in millions) 8.7 11.5 15.6 0 10 20 2022 2023 2024 59.2 27.5 33.2 0 20 40 60 2022 2023 2024(1)(2) (1) (1) (1) 88.2 27.5 59.4 0 20 40 60 80 2022 2023 2024(1)(2) (1) Segment(4) Segment (4) Consolidated Consolidated

Non-GAAP Disclosure This presentation contains non-GAAP financial measures. Included in this presentation are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Consolidated and Segment Adjusted EBITDA are measures of income (loss) that differ from financial results measured in accordance with GAAP. Consolidated and Segment Adjusted EBITDA and net cash (debt) in this presentation are provided solely as supplemental non-GAAP disclosures of operating results. Management believes these non-GAAP financial measures assist investors in understanding the results of operations of NACCO Industries, Inc. and its subsidiaries and aid in understanding comparability of results. In addition, management evaluates results using these non-GAAP financial measures. NACCO defines non-GAAP measures as follows: ▪ Consolidated Adjusted EBITDA is net income (loss) before long-lived asset impairment charges, contract termination settlements and income taxes, plus net interest expense and depreciation, depletion and amortization expense; ▪ Segment Adjusted EBITDA is segment operating profit (loss) before long-lived asset impairment charges, contract termination settlements plus depreciation, depletion and amortization expense; and ▪ Net (Debt) Cash is defined as cash minus total debt. 32

Non-GAAP Reconciliation Consolidated Adjusted EBITDA 33 ($ in thousands) 2022(1)(2) 2023(1) 2024 Net income (loss) $74,158 ($39,587) $33,741 Long-lived asset impairment charges (1) 3,939 65,887 - Contract termination settlements (2) (30,882) - - Income tax provision (benefit) 13,565 (24,571) (95) Interest expense 2,034 2,460 5,566 Interest income (1,449) (6,081) (4,428) Depreciation, depletion and amortization expense 26,816 29,387 24,652 CONSOLIDATED ADJUSTED EBITDA $88,181 $27,495 $59,436 (1) 2022 and 2023 include non-cash impairment charges of $3.9 million and $65.9 million, respectively. (2) 2022 includes a cash contract termination settlement $14.0 million as well as non-cash termination settlements of $16.9 million.

Non-GAAP Reconciliation Segment Adjusted EBITDA

($ in thousands)	Coal Mining	NAMining	Minerals Management	Unallocated	Eliminations	Consolidated
2024						
Operating Profit (Loss)	**$24,311**	**$5,772**	**$28,927**	**($23,317)**	**$12**	**$35,705**
Depreciation, Depletion and Amortization	**9,476**	**9,811**	**4,273**	**1,092**	**-**	**24,652**
Segment Adjusted EBITDA	**$33,787**	**$15,583**	**$33,200**	**($22,225)**	**$12**	**60,357**
Other expense, net						**(921)**
Consolidated Adjusted EBITDA						**$59,436**
2023						
Operating Profit (Loss)	($71,342)	$3,348	$19,418	($21,461)	($100)	($70,137)
Long-lived asset impairment charge[1]	60,832	-	5,055	-	-	65,887
Depreciation, Depletion and Amortization	17,569	8,172	3,067	579	-	29,387
Segment Adjusted EBITDA	$7,059	$11,520	$27,540	($20,882)	($100)	25,137
Other income, net						2,358
Consolidated Adjusted EBITDA						$27,495
2022						
Operating Profit (Loss)	$38,309	$2,202	$52,214	($23,233)	$494	$69,986
Contract termination settlement[2]	(14,000)	-	-	-	-	(14,000)
Long-lived asset impairment charge[1]	-	-	3,939	-	-	3,939
Depreciation, Depletion and Amortization	17,074	6,457	3,026	259	-	26,816
Segment Adjusted EBITDA	$41,383	$8,659	$59,179	($22,974)	$494	86,741
Other income, net						1,440
Consolidated Adjusted EBITDA						$88,181

(1) 2022 and 2023 include non-cash impairment charges of $3.9 million and $65.9 million, respectively.
(2) 2022 includes a cash contract termination settlement $14.0 million as well as non-cash termination settlements of $16.9 million.

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